STATEMENT OF ADDITIONAL INFORMATION

                               Pilgrim Funds Trust
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                 General and Account Information: 1-800-992-0180

                                  March 1, 2001
--------------------------------------------------------------------------------

             ING MUTUAL FUNDS MANAGEMENT CO. LLC, Investment Manager
                            ("IMFC" or the "Manager")

       ING PILGRIM SECURITIES, INC., Distributor and Principal Underwriter
                          ("IPS" or the "Distributor")

     This Statement of Additional Information ("SAI") describes the shares of 12 funds (each, a "Fund" or, collectively, the "Funds") managed by IMFC. Each Fund is a portfolio of Pilgrim Funds Trust (the "Trust"), an open-end management investment company. The Funds are:

STOCK FUNDS                                    BOND FUNDS
-----------                                    ----------
Pilgrim European Equity Fund                   Pilgrim Intermediate Bond Fund
Pilgrim Tax Efficient Equity Fund              Pilgrim High Yield Bond Fund
Pilgrim Global Information Technology Fund     Pilgrim National Tax-Exempt
Pilgrim Global Communications Fund             Bond Fund
Pilgrim Global Real Estate Fund
Pilgrim Internet Fund                          MONEY MARKET FUNDS
Pilgrim Internet Fund II                       ------------------
                                               ING Pilgrim Money Market Fund
                                               Pilgrim National Tax-Exempt Money
                                               Market Fund

     This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the current Prospectus for the Funds, dated March 1, 2001, as amended or supplemented from time to time. This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and telephone number printed above.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HISTORY OF THE FUNDS..........................................................1
MANAGEMENT OF THE FUNDS.......................................................1
EXPENSE LIMITATION AGREEMENTS.................................................9
INVESTMENT POLICIES AND RISKS.................................................9
INVESTMENT RESTRICTIONS......................................................35
PORTFOLIO TRANSACTIONS.......................................................37
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................39
PURCHASE AND REDEMPTION PLANS................................................48
DETERMINATION OF NET ASSET VALUE.............................................50
BROKER DEALER COMPENSATION...................................................52
TAXATION ....................................................................53
OTHER INFORMATION ...........................................................59
FINANCIAL STATEMENTS.........................................................68
APPENDIX ....................................................................69

                              HISTORY OF THE FUNDS

     The Trust is a Delaware business trust established under a Trust Instrument dated July 30, 1998 and currently consists of twelve separately managed portfolios, all but six of which are discussed in this SAI. Each portfolio other than ING Pilgrim Money Market Fund (formerly, ING Money Market Fund) is comprised of three different classes of shares -- Class A shares, Class B shares and Class C shares. ING Pilgrim Money Market Fund is comprised of four different classes of shares -- Class A shares, Class B shares, Class C shares and Class I shares. Currently, Class I shares are only offered by ING Pilgrim Money Market Fund. Class X shares are no longer offered.

     On February 28, 2001, the name of the Trust was changed to Pilgrim Funds Trust. The names of each of the following Funds were changed as follows:

OLD NAME                                     NEW NAME
--------                                     --------
ING Tax Efficient Equity Fund                Pilgrim Tax Efficient Equity Fund
ING Global Information Technology Fund       Pilgrim Global Information Technology Fund
ING Global Communications Fund               Pilgrim Global Communications Fund
ING Global Real Estate Fund                  Pilgrim Global Real Estate Fund
ING Internet Fund                            Pilgrim Internet Fund
ING Internet Fund II                         Pilgrim Internet Fund II
ING Intermediate Bond Fund                   Pilgrim Intermediate Bond Fund
ING High Yield Bond Fund                     Pilgrim High Yield Bond Fund
ING National Tax-Exempt Bond Fund            Pilgrim National Tax-Exempt Bond Fund
ING Money Market Fund                        ING Pilgrim Money Market Fund

                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of the Board of Trustees. The principal occupations of the Trustees and executive officers of the Funds for the past five years are listed below. The address of each, unless otherwise indicated, is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Trustees deemed to be "interested persons" of the Funds for purposes of the 1940 Act are indicated by an asterisk.


     Joseph N. Hankin, Trustee - Age 60, Four Merion Drive, Purchase, NY 10577-1302. President, Westchester Community College (since 1971); Adjunct Professor of Columbia University Teachers College (since 1976). Dr. Hankin is also a Trustee of the First Choice Funds and Stagecoach Funds.

     Jack D. Rehm, Trustee - Age 67, 3131 Fleur Drive, Des Moines, IA 50321. Chairman of the Board (Retired) of Meredith Corp. (1992-1997); President and Chief Executive Officer of Meredith Corp. (1989-1996). Mr. Rehm is also a Director of Meredith Corp., International Multifoods Corp. and Star Tek, Inc.

     Blaine E. Rieke, Trustee - Age 66, 6111 North Berkeley Blvd., Milwaukee, WI 53217. General Partner of Huntington Partners (1997-present); Chairman and Chief Executive Officer of Firstar Trust Company (1973-1996). Mr. Rieke is also a Director of Morgan Chase Trust Company.

     Richard A. Wedemeyer, Trustee - Age 63, 78 Summit Road, Riverside, CT 06878. Vice President, The Channel Corporation (1996-present); Vice President of Performance Advantage, Inc. (1992-1996); Vice President, Operations and Administration of Jim Henson Productions (1979-1997). Mr. Wedemeyer is also a Trustee of the First Choice Funds.

     James M. Hennessy, President, Chief Executive Officer and Chief Operating Officer. (Age 51) President and Chief Executive Officer of each of the Pilgrim Funds (since February 2001), Chief Operating Officer of each of the Pilgrim Funds (since July 2000), Director of ING Pilgrim Group, LLC, ING Pilgrim Investments, LLC, ING Pilgrim Securities, Inc., ING Pilgrim Capital Corporation, LLC, ING Lexington Management Corporation, Lexington Funds Distributor, Inc., Market Systems Research Advisors, Inc., Market Systems Research, Inc., Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000), and President and Chief Executive Officer of ING Pilgrim Investments, LLC, ING Pilgrim Group, LLC, ING Pilgrim Capital Corporation, LLC, ING Lexington Management Corporation, Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000). Formerly Senior Executive Vice President (June 2000 - December 2000) and Secretary (April 1995 - December 2000), ING Pilgrim Capital Corporation, LLC, ING Pilgrim Group, LLC, ING Pilgrim Investments, LLC, ING Lexington Management Corporation, Express America T.C. Corporation, EAMC Liquidation Corp.; Senior Executive Vice President (July 2000 - February 2001) and Secretary (April 1995 - February 2001) of each of the Pilgrim Funds; Executive Vice President, Pilgrim Capital Corporation and its affiliates (May 1998 - June 2000) and Senior Vice President, Pilgrim Capital and its affiliates (April 1995 - April 1998).

     Stanley D. Vyner, Executive Vice President and Chief Investment Officer - Fixed Income and International Equities. (Age 50) Executive Vice President of most of the Pilgrim Funds (since July 1996). Formerly, President and Chief Executive Officer of Pilgrim Investments (August 1996-August 2000).

     Mary Lisanti, Executive Vice President and Chief Investment Officer - Domestic Equities. (Age 44) Executive Vice President of the Pilgrim Funds (since May 1998). Formerly Portfolio Manger, Strong Capital Management; and Managing Director and Head of Small- and MidCapitalization Equity Strategies at Bankers Trust Corp. (1993-1996).

     Michael J. Roland, Senior Vice President and Principal Financial Officer. (Age 42) Senior Vice President and Chief Financial Officer, ING Pilgrim Group, ING Pilgrim Investments and ING Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the other Pilgrim Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeaver Group (April, 1997 to June, 1998).

     Robert S. Naka, Senior Vice President and Assistant Secretary. (Age 37) Senior Vice President, ING Pilgrim Investments (since November 1999) and ING Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, ING Pilgrim Investments (April 1997 - October 1999), ING Pilgrim Group (February 1997 - August 1999). Formerly Assistant Vice President, ING Pilgrim Group (August 1995-February 1997).

     Robyn L. Ichilov, Vice President and Treasurer. (Age 33) Vice President, ING Pilgrim Investments (since August 1997), Accounting Manager (since November
1995). Vice President and Treasurer of most of the other Pilgrim Funds.

     Kimberly A. Anderson, Vice President. (Age 36) Vice President and Secretary of ING Pilgrim Group, Inc. (since January 2001) and Vice President and Secretary of each of the Pilgrim Funds (since February 2001). Formerly Assistant Vice President and Assistant Secretary of each of the Pilgrim Funds (August 1999 - February 2001) and Assistant Vice President of ING Pilgrim Group, Inc. (November 1999 - January 2001). Ms. Anderson has held various other positions with Pilgrim Group, Inc. for more than the last five years.

     Trustees of the Funds not affiliated with ING or IPS receive from the Funds an annual retainer of $10,000 and a fee of $1,667 for each Board of Trustees meeting and Board committee meeting of the Funds attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with ING or IPS do not receive compensation from the Funds.

     The table below illustrates the compensation paid to each Trustee for the Trust's most recently completed fiscal year:

                                                                                                     TOTAL COMPENSATION
                                                       PENSION OR RETIREMENT        ESTIMATED        FROM FUND AND FUND
                                  AGGREGATE             BENEFITS ACCRUED AS      ANNUAL BENEFITS       COMPLEX PAID
NAME OF PERSON, POSITION    COMPENSATION FROM FUND     PART OF FUND EXPENSES     UPON RETIREMENT        TO TRUSTEES
------------------------    ----------------------     ---------------------     ---------------        -----------
John J. Pileggi                   $   N/A                       $0                     $0                 $   N/A
Joseph N. Hankin                  $22,512                       $0                     $0                 $22,512
Jack D. Rehm                      $22,512                       $0                     $0                 $22,512
Blaine E. Rieke                   $25,511                       $0                     $0                 $25,511
Richard A. Wedemeyer              $20,428                       $0                     $0                 $20,428

INVESTMENT MANAGER

     ING Mutual Funds Management Co. LLC, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, serves as the Manager of the Funds. IMFC is a wholly-owned subsidiary of ING America Insurance Holdings, Inc., which in turn is a wholly-owned subsidiary of ING Groep N.V. ("ING Group"). Under the Management Agreement, IMFC has overall responsibility, subject to the supervision of the Board of Trustees, for engaging Sub-Advisers and for monitoring and evaluating the management of the assets of each Fund by the Sub-Adviser. The Manager is also responsible for monitoring and evaluating the Sub-Advisers on a periodic basis, and will consider their performance records with respect to the investment objectives and policies of each Fund. The Sub-Advisers are affiliated with the Manager and the Distributor by reason of common ownership. IMFC also provides certain administrative services necessary for the Funds' operations including: (i) coordination of the services performed by the Funds' transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

     Each Fund pays an advisory fee to the Manager as a percentage of such Fund's average daily net assets, as set forth in the prospectus. The fees payable to the Manager were discounted 75% for each Fund's first year of operations and are being discounted 50% for each Fund's second year of operations. Net of these discounts, the Manager received the following advisory fees for the fiscal years ended October 31, 1999 and October 31, 2000:

         FUND                                            2000           1999
         ----                                            ----           ----
Pilgrim European Equity Fund                           $174,226        71,435
Pilgrim Tax-Efficient Equity Fund                      $225,464        77,690
Pilgrim Global Information Technology Fund             $918,541       108,222
Pilgrim Internet Fund                                  $699,143        26,872
Pilgrim Intermediate Bond Fund                         $ 81,300        35,026
Pilgrim High Yield Bond Fund                           $116,559        43,108
ING Pilgrim Money Market Fund                          $432,234        42,238
a
     Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of a Fund's assets and the purchase and sale of portfolio securities for one or more Funds in the event that at any time no Sub-Adviser is engaged to manage the assets of a Fund. The Management Agreement may be terminated without penalty by the vote of the Board of Trustees or the shareholders of the Fund or by the Manager, upon 60 days' written notice by any party to the agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.

     The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Management Agreement, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations under the Agreement.

     An affiliate of the Manager has made a significant investment in the Funds. The affiliate may redeem its investment in the Funds at any time. Such redemption may have an adverse effect on the Funds. In addition, certain provisions of the 1940 Act may prohibit the Funds from investing in securities issued by affiliates of the ING Pilgrim Group. Such restrictions may adversely effect the Funds.

SUB-ADVISERS

     ING Investment Management LLC ("IIM") serves as Sub-Adviser to the Pilgrim Intermediate Bond Fund, the Pilgrim High Yield Bond Fund, and the ING Pilgrim Money Market Fund. Located at 5780 Powers Ferry Road, N.W., Atlanta, Georgia, IIM is engaged primarily in the business of providing investment advice to affiliated insurance companies.

     Furman Selz Capital Management LLC ("FSCM") serves as Sub-Adviser to the Pilgrim National Tax-Exempt Bond Fund and the Pilgrim National Tax-Exempt Money Market Fund. Located at 230 Park Avenue, New York, New York 10169, FSCM is engaged in the business of providing investment advice to institutional and individual clients.

     ING Investment Management Advisors B.V. ("IIMA"), serves as Sub-Adviser to the Pilgrim Global Information Technology Fund, the Pilgrim Internet Fund, the Pilgrim Internet Fund II, and the Pilgrim Global Communications Fund and as Co-Sub-Adviser to the Pilgrim Global Real Estate Fund. Located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.

     Delta Asset Management ("Delta") serves as Sub-Adviser to the Pilgrim Tax Efficient Equity Fund. Located at 333 South Grand Avenue, Los Angeles, California, 90071, Delta is a division of Furman Selz Capital Management.

     CRA Real Estate Securities, L.P. ("CRA") serves as Co-Sub-Adviser to the Pilgrim Global Real Estate Fund. Located at 259 Radnor-Chester Road, Radnor, PA 19087, CRA is in the business of providing investment advice to institutional and individual clients.

     For the fiscal years ended October 31, 1999 and October 31, 2000, the Adviser paid the Sub-advisory fees described below:

         FUND                                            2000           1999
         ----                                            ----           ----
Pilgrim European Equity Fund                           87,113          35,538
Pilgrim Tax-Efficient Equity Fund                     112,732          38,845
Pilgrim Global Information Technology Fund            459,270          54,111
Pilgrim Internet Fund                                 349,572          13,346
Pilgrim Internet Fund II                                  N/A             N/A
Pilgrim Intermediate Bond Fund                         40,650          17,513
Pilgrim High Yield Bond Fund                           58,280          21,554
Pilgrim National Tax-Exempt Bond Fund                  12,687             N/A
Pilgrim Global Communications Fund                    183,781             N/A
ING Pilgrim Money Market Fund                         216,116          21,119
Pilgrim National Tax Exempt Money Market Fund             N/A             N/A
Pilgrim Global Real Estate Fund                           N/A             N/A

DISTRIBUTION OF FUND SHARES

     ING Pilgrim Securities, Inc., located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, serves as distributor and principal underwriter of the Funds. As distributor, IPS is obligated to sell shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. IPS is affiliated with the Manager and the Sub-Advisers by reason of common ownership.

     The aggregate amount of underwriting commissions collected on the sale of shares of the Funds during the period ended October 31, 2000 was $1,078,669 of which 1,078,669 was retained by ING Fund Distributor, Inc., and during the fiscal year ended October 31, 1999 was $280,362, of which $280,362 was retained by ING Funds Distributor, Inc., the former distributor of the Funds.

ADMINISTRATION

     ING Pilgrim Group, LLC serves as Administrator for each of the Funds (except the ING Pilgrim Money Market Fund), pursuant to an Administrative Services Agreement with the Trust. Each Fund pays the Administrator an annual fee of 0.10% of the Fund's average daily net assets. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Manager under the Investment Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Manager. The Administrative Services Agreement became effective November 1, 2000.

ACCOUNT SERVICES

     ING Fund Services Co. LLC ("ING Fund Services") has entered into a Fund Services Agreement with the Trust, on behalf of the ING Pilgrim Money Market Fund, pursuant to which ING Fund Services will perform or engage third parties to perform account services and other services. ING Fund Services is an affiliate of the Manager and the Distributor by reason of common ownership. Under the Fund Services Agreement, the ING Pilgrim Money Market Fund may pay ING Fund Services annually up to 0.25% of the Fund's average daily net assets annually for account servicing activities. ING Fund Services may engage third parties to perform some or all of these services. Account servicing may include, but is not limited to, (i) maintaining shareholder accounts; (ii) preparing shareholder statements, confirmations and shareholder lists; (iii) mailing shareholder statements, confirmations, prospectuses, statements of additional information, annual and semi-annual reports and proxy statements; (iv) tabulating proxies; (v) disbursement of dividends and other distributions; (vi) withholding taxes on U.S. residents and non-resident accounts where applicable;
(vii) preparation and filing of U.S. Treasury Department Forms 1099 and other appropriate forms required by applicable statutes, rules and regulations; and
(viii) providing such other similar services directly to shareholder accounts.

RULE 12b-1 DISTRIBUTION PLAN

     Pursuant to a Plan of Distribution adopted by each Fund under Rule 12b-1 under the 1940 Act, each Fund, except the ING Pilgrim Money Market Fund, pays the Distributor an annual fee of 0.10% of average net assets attributable to that Fund's Class A shares and 0.75% of average net assets attributable to that Fund's Class B and Class C. The ING Pilgrim Money Market Fund pays the Distributor an annual fee of 0.50% of average net assets attributable to that Fund's Class A shares and 0.75% of average net assets attributable to that Fund's Class B and Class C. The Funds ceased offering Class X shares on November

1, 2000. Prior to November 1, 2000, each Fund paid the Distributor an annual fee of 0.50% of average net assets attributable to that Fund's Class A shares and 0.75% of average net assets attributable to that Fund's Class B and Class C.

     For the fiscal year ended October 31, 2000, the Funds paid the distribution fees described below:

NAME OF FUND                                  CLASS A      CLASS B       CLASS C
------------                                  -------      -------       -------
Pilgrim European Equity Fund                  $110,765    $ 19,279     $  1,420
Pilgrim Tax Efficient Equity Fund             $170,099    $113,953     $ 27,429
Pilgrim Global Information Technology Fund    $367,224    $370,925     $152,911
Pilgrim Internet Fund                         $663,430    $561,083     $252,175
Pilgrim Intermediate Bond Fund                $ 78,157    $ 25,176     $ 27,915
Pilgrim High Yield Bond Fund                  $ 86,011    $ 42,165     $ 13,009
ING Pilgrim Money Market Fund                 $    N/A    $    N/A     $    N/A

     The higher distribution fee attributable to Class B and Class C shares is designed to permit an investor to purchase such shares through registered representatives of the Distributor and other broker-dealers without the assessment of an initial sales load and at the same time to permit the
Distributor to compensate its registered representatives and other broker-dealers in connection with the sale of such shares. The distribution fee for all classes may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the applicable Fund. For example, such distribution fee may be used by the
Distributor: (a) to compensate broker-dealers, including the Distributor and its registered representatives, for their sale of Fund shares, including the implementation of various incentive programs with respect to broker-dealers, banks, and other financial institutions, (b) to pay for interest and other borrowing costs incurred by the distributor; and (c) to pay other advertising and promotional expenses in connection with the distribution of Fund shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by the Distributor and affiliated companies; and compensation paid to and expenses incurred by officers, employees or representatives of the Distributor or of other broker-dealers, banks, or other financial institutions, including travel, entertainment, and telephone expenses.

     Agreements implementing the Plan of Distribution (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan of Distribution are made in accordance with written agreements.

     The continuance of the Plan of Distribution and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan of Distribution may be terminated at any time by a vote of the majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event the Plan of Distribution is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for distribution expenses incurred after the termination date, although the Board of Trustees may allow the Funds to pay distribution expenses to the Distributor which were incurred before the Plan was terminated. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of the majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan of Distribution may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan of Distribution must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan of Distribution, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plan of Distribution should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan of Distribution will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan of Distribution is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all of the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

SHAREHOLDER SERVICING PLAN

     Each Fund has adopted a Shareholder Servicing Plan pursuant to which it may pay a service fee up to an annual rate of 0.25% of the average daily net assets of its Class A, Class B, and Class C shares to various banks, trust companies, broker-dealers or other financial organizations including the Manager and its affiliates (collectively, "Service Organizations") that provide certain administrative and support services to their customers who own shares of the Funds. These services may include, but are not limited to, (a) answering routine customer inquiries regarding the Funds; (b) assisting customers in changing dividend options, account designations and addresses, and in enrolling into any of the several investment plans offered by the Funds; (c) assisting in processing purchase and redemption transactions, including arranging wire transfers, transmitting and receiving funds, and verifying customer signatures; and (d) providing such other similar services directly to their customers to the extent permitted under applicable statutes, rules and regulations.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

                          EXPENSE LIMITATION AGREEMENTS

     The Investment Manager entered into expense limitation agreements with the following Funds through February 28, 2002, pursuant to which the Investment Manager has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Manager will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager) do not exceed:

    NAME OF FUND                                 CLASS A         CLASS B        CLASS C       CLASS I
    ------------                                 -------         -------        -------       -------
Pilgrim European Equity Fund                      1.90%           2.65%          2.65%          N/A
Pilgrim Tax Efficient Equity Fund                 1.95%           2.20%          2.20%          N/A
Pilgrim Global Information Technology Fund        1.95%           2.70%          2.70%          N/A
Pilgrim Global Communications Fund                1.70%           2.45%          2.45%          N/A
Pilgrim Internet Fund                             1.90%           2.65%          2.65%          N/A
Pilgrim Intermediate Bond Fund                    1.15%           1.90%          1.90%          N/A
Pilgrim High Yield Bond Fund                      1.30%           2.05%          2.05%          N/A
Pilgrim National Tax Exempt Bond Fund             1.15%           1.90%          1.90%          N/A
ING Money Market Fund                             0.77%           1.41%          1.41%         0.31%

                          INVESTMENT POLICIES AND RISKS

     The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

     COMMON STOCKS (All Funds, except Money Market Funds). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.

     PREFERRED STOCKS (All Funds, except Money Market Funds). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock or debt. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     U.S. TREASURY OBLIGATIONS (All Funds). Each Fund may invest in U.S. Treasury obligations, whose principal and interest are backed by the full faith and credit of the United States Government. U.S. Treasury obligations consist of bills, notes and bonds, and separately traded interest and principal component parts of such obligations known as STRIPS, which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from two years to 10 years and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government.

     U.S. GOVERNMENT SECURITIES (All Funds except Pilgrim National Tax-Exempt Money Market Fund). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S.
Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

     STRIPS AND ZERO COUPON SECURITIES (All Funds except Pilgrim National Tax-Exempt Money Market Fund). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The Funds will not actively trade in STRIPS.

     The Funds may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     WHEN-ISSUED, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS (All Funds). The Funds may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets equal to the value of purchase commitments will be maintained until payment is made. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Sub-Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value.

     WARRANTS (All Funds except Pilgrim National Tax-Exempt Money Market Fund and ING Pilgrim Money Market Fund). The Funds may purchase warrants. A warrant gives the purchaser the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of a warrant typically is much lower than the current market price of the underlying securities and therefore are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

     COMMERCIAL PAPER (All Funds except Pilgrim National Tax-Exempt Money Market
Fund). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the ING Pilgrim Money Market Fund is, at the time of investment, (i) rated in the highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating in the highest rating categories by a least two NRSROs, or (iii) securities which, if not rated or single rated, are, in the opinion of the Fund's Sub-Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest. See "Variable Rate Demand Obligations and Floating Rate Instruments."

     DOMESTIC AND FOREIGN BANK OBLIGATIONS (All Funds). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the Investment Company Act of 1940 (the"1940 Act").

     Each Fund limits its investment in United States bank obligations to obligations of United States banks (including foreign branches). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Sub-Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds.

     Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 15% of the value of the net assets of the Funds (10% of the value of the net assets in the case of money market funds).

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

     Investments in Eurodollar and Yankee dollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

     CORPORATE DEBT SECURITIES (All Funds). Fund investment in these securities is limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

     The ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, each Fund's Sub-Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Sub-Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

     It is possible that unregistered securities purchased by a Fund in reliance upon Section 4(2) or Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

     MORTGAGE-RELATED SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). To the extent permitted by the Funds' policies, the Funds may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of a Fund's shares. Consistent with the Funds' respective investment objective and policies, mortgages backing the securities which may be purchased by the Funds include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal then their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Funds reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

     GNMA CERTIFICATES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs.

     FNMA CERTIFICATES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     FHLMC SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970 (FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     FHLMC CERTIFICATES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). FHLMC is a corporate instrumentality of the United States created pursuant to the FHLMC Act. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participation comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     NON-AGENCY MORTGAGE-BACKED SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). Certain non-agency private entities also issue mortgage-backed securities. Other than lacking the guarantee by the full faith and credit of the United States, the mortgage-backed securities issued by private issuers generally have characteristics and risks comparable to those issued by GNMA, as discussed above. Some mortgage-backed securities issued by non-agency private issuers may be supported by a pool of mortgages not acceptable to the agency issuers and thus may carry greater risks. Consistent with the Funds' investment objective, policies and quality standards, the Funds may invest in these mortgage-backed securities issued by non-agency private issuers.

     ADJUSTABLE RATE MORTGAGE SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     COLLATERALIZED MORTGAGE OBLIGATIONS (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). Certain issuers of collateralized mortgage obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission ("SEC"), and the Funds may invest in the securities of such issuers without the limitations imposed by the 1940 Act, on investments by the Funds in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Fund selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

     REAL ESTATE SECURITIES (All Funds except the Money Market Funds). The Funds may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.
Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

     OPEN-END AND CLOSED-END INVESTMENT COMPANIES (All Funds). Each Fund may invest in shares of other open-end and closed-end management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment. The purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

     ASSET-BACKED SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and Pilgrim National Tax-Exempt Money Market Fund). The Funds are permitted to invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, the Funds may invest in these and other types of asset-backed securities which may be developed in the future.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

     FOREIGN SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). As described in the Prospectus, changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

     Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The Funds also are authorized to use a proxy currency to hedge a foreign exchange risk. This is done by using a forward foreign exchange contract in a currency other than the currency of the asset subject to hedging. By engaging in cross-hedging transactions, a Fund assumes the risk of imperfect correlation between the subject currencies. This practice may present risks different from, or in addition to, the risks associated with investments in foreign currencies made to lock in the U.S. dollar price of a security.

     Emerging Country and Emerging Securities Markets (Pilgrim High Yield Bond Fund and Pilgrim Intermediate Bond Fund). Trading volume on emerging country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some emerging country or emerging market companies are less liquid and more volatile than securities of comparable U.S. companies.
Similarly, volume and liquidity in most emerging country bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on emerging country stock or emerging market exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the five-day customary settlement time for United States securities.

     Companies in emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about an emerging country company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

     DEPOSITORY RECEIPTS (All Stock Funds, Pilgrim High Yield Bond Fund and Pilgrim Intermediate Bond Fund). American Depositary Receipts ("ADRs") are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

     The Funds may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

     Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency. The Funds may also invest in European Depository Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). EDRs are receipts issued in bearer form by a European financial institution and traded in European securities' markets. GDRs are receipts issued globally. EDRs are designed for trading in European Markets and GDRs are designed for trading in non-U.S. securities markets. Investments in EDRs and GDRs involve similar risks as ADRs.

     CONVERTIBLE SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock and, therefore, are deemed to be equity securities for purposes of the Funds' management policies. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar nonconvertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     VARIABLE RATE DEMAND OBLIGATIONS AND FLOATING RATE INSTRUMENTS (All Funds). The Funds may acquire variable rate demand obligations. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, investment banking, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit, guarantees or lending commitments.

     GUARANTEED INVESTMENT CONTRACTS (All Funds). The Funds may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of Money Market Funds) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

     PRIVATE FUNDS (All Stock Funds and Pilgrim High Yield Bond Fund). The Funds may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

     OPTIONS ON SECURITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). Each Fund may purchase put and call options. In addition, each Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Fund may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

     During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying asset rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying asset would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

     If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.

     OVER-THE-COUNTER OPTIONS (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). As indicated in the prospectus, each Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

     A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

     The Staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.

     OPTIONS ON INDICES (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). Each Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When a Fund writes an option on a securities index, it will segregate and mark-to-market eligible securities to the extent required by applicable regulation. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Each Fund may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the fund would lose the premium paid therefore.

     FOREIGN CURRENCY OPTIONS (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). Each Fund may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

     DOLLAR ROLL TRANSACTIONS (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Funds may enter into "dollar rolls" in which the Funds sell securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds give up the right to receive principal and interest paid on the securities sold. However, the Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of dollar rolls. The Funds will hold and maintain in a segregated account until the settlement date liquid assets in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon the Sub-Advisers' ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by the Funds while remaining substantially fully invested increases the amount of a Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

     SWAP AGREEMENTS (All Funds except the Money Market Funds). To manage its exposure to different types of investments, the Funds may enter into interest rate, total return, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments to a fixed interest rate on the same amount for a specified period. Total return swap agreements are similar to interest rate swap agreements, except the numerical amount is tied to a market-linked return. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Sub-Advisers monitor the creditworthiness of counterparties to these transactions and intend to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

     FOREIGN CURRENCY FUTURES TRANSACTIONS (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). As part of its financial futures transactions, each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

     Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

     FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). A Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Sub-Adviser to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the
European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     INTEREST RATE FUTURES CONTRACTS (All Funds except Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). The Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Future contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of a Fund's futures contracts would increase, thereby protecting the Fund by preventing its net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Futures transactions may fail as hedging techniques where price movements of the underlying securities do not follow price movements of the portfolio securities subject to the hedge. The loss with respect to futures transactions is potentially unlimited. Also, the Funds may be unable to control losses by closing its position where a liquid secondary market does not exist.

     SHORT SALES  (Pilgrim  Intermediate  Bond Fund and Pilgrim  High Yield Bond
Fund). The Funds may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Funds will maintain daily a segregated account with the Funds' custodian, consisting of liquid assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Funds will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of a Fund's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales. Short sales against-the-box are not subject to this 25% limit.

     In a short sale "against-the-box," a Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. Not more than 25% of a Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

     LOANS OF PORTFOLIO SECURITIES (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a particular Fund.

     The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     REPURCHASE AGREEMENTS (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. Each Fund's Sub-Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

     BORROWING (All Funds). A Fund may borrow from banks up to 33 1/3% of the current value of its net assets to purchase securities and for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 33 1/3% of the current value of that Fund's net assets.

     REVERSE REPURCHASE AGREEMENTS (All Funds). A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account, other liquid assets (as determined by the Board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     LOWER-RATED SECURITIES (Pilgrim High Yield Bond Fund and Pilgrim Intermediate Bond Fund). Lower-rated securities are lower-rated bonds commonly referred to as junk bonds or high-yield/high-risk securities. These securities are rated below Baa by Moody's or below BBB by S&P. As described in the Prospectus, certain of the Funds may invest in lower rated and unrated securities of comparable quality subject to the restrictions stated in the Prospectus.

     GROWTH OF HIGH-YIELD HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downtown could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Funds' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Fund's net asset value.

     PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

     LIQUIDITY AND VALUATION. There may be a little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

     ILLIQUID SECURITIES. Each Fund has adopted a non-fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act ("Section 4(2)"), which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) (other than certain commercial paper issued pursuant to Section 4(2) discussed below) will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

     Pursuant to procedures adopted by the Board of Trustees, the Funds may treat certain commercial paper issued pursuant to Section 4(2) as a liquid security and not subject to the Funds' investment restriction on illiquid investments. Section 4(2) commercial paper may be considered liquid only if all of the following conditions are met: (i) the Section 4(2) commercial paper must not be traded flat (i.e. without accrued interest) or be in default as to principal or interest; and (ii) the Section 4(2) commercial paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if the security is unrated, the security has been determined to be of equivalent quality.

     The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

     Pursuant to guidelines adopted by and under the supervision of the Board of Trustees, the Sub-Adviser will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Sub-Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Sub-Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Sub-Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Sub-Adviser deems relevant.

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
     Rule 144A securities and Section 4(2) commercial paper which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid. Investments in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing Fund illiquidity.

ADDITIONAL RISK CONSIDERATIONS

     The following pages discuss additional risk considerations associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. Unless indicated otherwise, the following descriptions apply to all Funds.

     GENERAL. The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a Fund's shares will generally fluctuate inversely with the movements in interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund. There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Sub-Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, each diversified Fund (i.e., all funds except Pilgrim Global Real Estate Fund, Pilgrim Internet Fund and Pilgrim Internet Fund II) is managed within certain limitations that restrict the amount of the Fund's investment in any single issuer. The Money Market Funds will attempt to maintain a stable $1.00 net asset value per share.

     EQUITY SECURITIES. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

     Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

     REAL ESTATE SECURITIES. While the Funds will not invest in real estate directly, the ING Pilgrim Global Real Estate Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and

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
operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

     In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit they extend. Further, Equity REITs and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity REITs and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity REITs and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs may invest their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in any such sectors.

     FOREIGN SECURITIES. Investing in the securities of issuers in any foreign country including ADRs and EDRs involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Funds' investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     FIXED INCOME SECURITIES. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

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
     Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of a Fund's shares.

     OPTIONS AND FUTURES CONTRACTS. One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund's income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

     The Funds' successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Sub-Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds' portfolios diverges from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds' ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds' portfolio securities. The Funds believe that the Sub-Adviser possesses the skills necessary for the successful utilization of such transactions.

     The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets such as cash, U.S. Government securities or other liquid high-grade debt obligations to cover the futures and options.

     TECHNIQUES INVOLVING LEVERAGE. Utilization of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involves the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when the Sub-Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

     Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

     The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

     NON-DIVERSIFIED INVESTMENT COMPANIES (Pilgrim Global Real Estate Fund, Pilgrim Internet Fund and Pilgrim Internet Fund II). The Funds are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified investment company.

     CONCENTRATION (Pilgrim Global Information Technology Fund, Pilgrim Global Communications Fund, Pilgrim Internet Fund, Pilgrim Internet Fund II and Pilgrim Global Real Estate Fund). The Funds "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

     PORTFOLIO TURNOVER. Each Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions or fluctuations in interest rates to accomplish its respective investment objective. For example, each Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. The Funds do not anticipate that the respective annual portfolio turnover rates will exceed the following: Pilgrim Global Brand Names Fund 100%; Pilgrim European Equity Fund 100%; Pilgrim Tax Efficient Equity Fund 50%; Pilgrim Global Information Technology Fund 100%; Pilgrim Global Communications Fund 100%; Pilgrim Internet Fund 250%; Pilgrim Internet Fund II 250%; Pilgrim Global Real Estate Fund 100%; Pilgrim Intermediate Bond Fund 300%; Pilgrim High Yield Bond Fund 350%; and Pilgrim National Tax-Exempt Bond Fund 150%. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses must be borne by each Fund and its shareholders.

     Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

                             INVESTMENT RESTRICTIONS

The Funds have adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 9 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time.

     Each Fund, except as indicated, may not:

     (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

     (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

     (4)  Invest  in  companies  for  the  purpose  of  exercising   control  or
management;

     (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; (d) the ING Pilgrim Money Market Fund will not be limited in its investments in obligations issued by domestic banks; and (e) Pilgrim Global Information Technology Fund, Pilgrim Global Communications Fund, Pilgrim Internet Fund, Pilgrim Internet Fund II and Pilgrim Global Real Estate Fund will concentrate their investments as described in the Prospectus.

     (9) Invest more than 15%, 10% in the case of the ING Money Market Funds, of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

     In addition, all Funds except for the Pilgrim Global Real Estate Fund, Pilgrim Internet Fund and Pilgrim Internet Fund II are diversified funds. As such, each will not, with respect to 75% (100% with respect to the Money Market Funds) of their total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer. The Money Market Funds may invest up to 25% of their total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that the Fund may not invest in the securities of more than one issuer in accordance with this provision at any time.

     Each Stock Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                             PORTFOLIO TRANSACTIONS

     Investment decisions for the Funds and for the other investment advisory clients of the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Funds' Boards of Trustees, the Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The reasonableness of such spreads or brokerage commissions will be evaluated by comparing spreads or commissions among brokers or dealers in consideration of the factors listed immediately above and research services described below.

     Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in limited situations permitted by SEC regulations, unless an exemptive order allowing such transactions is obtained from the SEC.

     The aggregate amount of brokerage commissions paid by the Funds during the fiscal years ended October 31, 1999 and October 31, 2000 were:

     FUND                                         2000                  1999
     ----                                         ----                  ----
Pilgrim European Equity Fund                    $56,972               $ 91,450
Pilgrim Tax-Efficient Equity Fund               $32,736               $ 53,629
Pilgrim Global Information Technology Fund      $96,060               $ 49,574
Pilgrim Internet Fund                           $29,897               $  3,208
Pilgrim Intermediate Bond Fund                  $     0               $      0
Pilgrim High Yield Bond Fund                    $     0               $      0
ING Pilgrim Money Market Fund                   $     0               $      0

     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Sub-Adviser. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Sub-Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Sub-Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Sub-Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Sub-Adviser may allocate purchase and sales orders for portfolio securities to broker-dealers that are affiliated with the Manager or the Distributor in agency transactions, if the Sub-Adviser believes the quality of the transaction and commissions are comparable to what they would be with other qualified brokerage firms.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Orders for the purchase of shares will be executed at the net asset value per share plus any applicable initial sales loads (the "public offering price") next determined after an order has been received. The minimum initial investment in a Fund is $1,000 ($250 for an investment by an IRA or any qualified retirement plan). Any subsequent investments must be at least $100, including an IRA or qualified retirement plan investment. All initial investments should be accompanied by a completed Account Application. An Account Application accompanies the prospectus. A separate application is required for an IRA or qualified retirement plan investor. All funds received are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. When you purchase shares of a Fund, please specify the class of shares that you wish to purchase. If you do not choose a class of shares, then your investment will be made in Class A shares. The Funds reserve the right to reject any purchase order. All investments may be made using any of the following methods described in the prospectus.

DESCRIPTION OF CLASS A SHARES

     The public offering price of Class A shares is the net asset value per share of the applicable Fund's shares plus any initial sales load. No initial sales load is applied to Class A shares of the Money Market Funds, or to Class A shares of any Fund that you purchase through the reinvestment of dividends or distributions. The sales loads and broker-dealer concessions, which vary with the size of the purchase, are set forth in the prospectus.

     LETTERS OF INTENT AND RIGHTS OF ACCUMULATION. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Funds. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Pilgrim Funds (excluding the Money Market Funds) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

     An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemption, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

     If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

     The value of shares of the Pilgrim Funds (excluding the Money Market Funds) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Internal Revenue Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

     The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

     Shares of the Pilgrim Funds (excluding the Money Market Funds) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

     SPECIAL PURCHASES AT NET ASSET VALUE. Class A shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A shares of a Fund (or shares of Pilgrim Funds in accordance with the terms of such privileges established for such Funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

     Class A shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the Pilgrim Fund purchased.

     Additionally, Class A shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Pilgrim Funds, the Distributor may pay the selling firm 0.25% of the Offering Price.

     The officers, directors/trustees and bona fide full-time employees of each Fund and the officers, directors and full-time employees of the Investment Manager, any Sub-Advisers, the Distributor, any service provider to the Funds or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager or any Sub-Adviser, may purchase Class A shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Funds may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

     Class A shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund.

     Class A shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Pilgrim Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which ING Mutual Funds Management Co. or ING Pilgrim Investments serves as Investment Manager.

     The Funds may terminate or amend the terms of these sales charge waivers at any time.

     CONTINGENT DEFERRED SALES LOAD. The redemption proceeds of Class A shares initially purchased prior to November 6, 2000 that were not at the time of purchase assessed an initial sales load because the investor purchased

$1,000,000 or more of such shares (including shares acquired under Right of Accumulation and LOI), will be assessed a CDSC if such shares are redeemed within twelve months after their purchase date (the "CDSC Period"). The redemption proceeds of Class A shares initially purchased after November 6, 2000 that were not at the time of purchase assessed an initial sales load because the investor purchased $1,000,000 or more of such shares (including shares acquired under Right of Accumulation and LOI), will be assessed a CDSC if such shares are redeemed within twenty-four months after their purchase date. The Class A CDSC will be assessed on the lesser of the net asset value of the shares at the time of redemption or at the time of purchase. The Class A CDSC will not be imposed on the amount of any increase in your account value over the initial amount invested. To determine whether the Class A CDSC applies to a redemption, the Fund redeems shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; (ii) shares held for over one year; and (iii) shares in the order they were purchased (such that shares held the longest are redeemed first). The Class A CDSC does not apply to the ING Money Market Funds.

     WAIVER OF CLASS A CDSC. The CDSC will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of the CDSC. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

DESCRIPTION OF CLASS B SHARES

     Effective November 1, 1999, the Funds adopted a new CDSC schedule as set forth in the prospectus. Class B shares purchased before November 1, 1999 are subject to the following CDSC schedule:

                 REDEMPTION DURING                       CLASS B CDSC
              ---------------------                      ------------
              1st year after purchase                         5%
              2nd year after purchase                         4%
              3rd year after purchase                         3%
              4th year after purchase                         2%
              5th year after purchase                         2%
              After 5 years                                  --

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the business day of the month in which the purchase was made.

     The Distributor will pay out of its own assets a commission of 4.00% of the amount invested for purchases of Class B shares subject to a CDSC.

     WAIVER OF CLASS B CDSC. The CDSC will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of the CDSC. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

     CONVERSION TO CLASS A SHARES. A shareholder's Class B shares will automatically convert to Class A shares in a Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ruling, if the Investment Manager deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

DESCRIPTION OF CLASS C SHARES

     For Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1.00% of the amount invested in each Fund.

     WAIVER OF CLASS C CDSC. The CDSC will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

DESCRIPTION OF CLASS I SHARES

     Class I shares are currently offered only to retirement plans affiliated with ING Groep. The public offering price of Class I shares is the net asset value of the applicable Fund's shares.

MINIMUM ACCOUNT BALANCE

     Due to the relatively high cost of handling small investments, each Fund reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

REINSTATEMENT PRIVILEGE

     If you sell Class B or Class C shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

REDEMPTION INFORMATION

     Payment to shareholders for shares redeemed will be made within seven days after receipt by the Funds' Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

     Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

     No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another Pilgrim Fund, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

REDEMPTION IN KIND

     The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Funds have elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Funds must liquidate portfolio securities to meet redemptions, they reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

     As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

     (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a `Business Day'), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemptions; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "How to Redeem Shares" in the Prospectus).

     (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180.

     (3) The Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

     (4) Telephone redemption requests must meet the following conditions to be accepted by the Funds:

          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

          (b)  Certain  account   information  will  need  to  be  provided  for
               verification purposes before the redemption will be executed.

          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.

          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

     (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Fund being acquired.

     (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

     (7) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

     (8) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Fund's then-current prospectus.

     (9) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

                          PURCHASE AND REDEMPTION PLANS

     The Trust offers various purchase and redemption plans that make investing and redeeming shares of the Funds more convenient than by mail or wire. The following are the plans offered and the features of the plans. Please contact the Funds at 1-800-992-0180 for the appropriate authorization form. These purchase and redemption plans are currently not available for investors that invest through IRAs or any qualified retirement plans.

     PRE-AUTHORIZED INVESTMENT PROGRAM. As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Funds on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by the Funds for purchases made pursuant to (i) employer-administered payroll deduction plans,
(ii) profit-sharing, pension, or individual or any employee retirement plans, or
(iii) purchases made in connection with plans providing for periodic investments in Fund shares.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. To establish a systematic cash withdrawal, complete the
Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Funds or terminated upon written notice by the relevant Fund.

     During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of the Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

     Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Funds. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

     Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. State Street Bank & Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Funds. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

     Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

For investors purchasing shares of the Funds under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Funds on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of each Fund's shares will be determined on any day that the New York Stock Exchange (the "NYSE") is open and, in the case of the Money Market Funds, the Federal Reserve Bank are also open ("Business day"). The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the Federal Reserve Bank is closed on Columbus Day and Veteran's Day.

     The net asset value per share of each Fund is normally determined daily as of the close of trading on the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Funds. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts closing prices which are available 15 minutes after the close of trading of the NYSE will generally be used. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the total number of shares outstanding. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

     Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost, which approximates fair value as determined by the Board of Trustees of the Trust. Amortized cost involves valuing an instrument at its original cost to the portfolio and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the instrument.

     Each equity security held by the Funds is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such foreign securities used in computing the net asset value of each Fund's shares are determined at such times as trading is completed. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such foreign securities and such foreign securities exchange rates may occur after the time at which such values are determined and prior to the close of the NYSE that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

     As indicated under "Pricing of Shares" in the prospectus, the Money Market Funds use the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which a Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two NRSROs (such as "A-1" by S&P and "P-1" by Moody's); (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Sub-Adviser.

     In addition, the Money Market Funds will not invest more than 5% of their total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that, the Funds may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation. The Money Market Funds may invest up to 25% of their total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that the Funds may not invest in the securities of more than one issuer in accordance with this provision at any one time.

     Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of a Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                           BROKER-DEALER COMPENSATION

     The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge ("CDSC") if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC.

                                       DEALER COMMISSION AS A
     AMOUNT OF TRANSACTION          PERCENTAGE OF AMOUNT INVESTED
     ---------------------          -----------------------------
   $1,000,000 to $2,499,000                     1.00%
   $2,500,000 to $4,999,999                     0.50%
   $5,000,000 and over                          0.25%

     The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

     The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. the Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management -- Rule 12b-1 Distribution Plan" in this Statement of Additional Information.

     The Distributor may pay individual representatives of affiliated companies up to an additional 1.00% of the net asset value of Class A, Class B, Class C and/or Class I shares of the Funds sold by such persons. The affiliated companies, as such term is defined under the 1940 Act, are IFG Network Securities, Inc., Locust Street Securities, Inc., Multi-Financial Securities Corporation, Vestax Securities Corp., Southland Life Insurance Company, Security

Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa, Compulife Investor Services, Inc., ING Barings Furman Selz LLC, ING Barings LLC, Washington Square Securities, Prime Vest Financial Services, Granite Investment Services, Split Rock Financial, Inc., BancWest Investment Services and Financial Northeastern Securities, Inc. Representatives of the affiliated companies also may receive up to .20% of the net asset value of Class A, Class B and Class C shares of the Funds sold by them.

     In connection with 401(k) Plans that invest $1 million or more in Class A shares of ING Pilgrim Funds, ING Pilgrim Securities will pay dealer compensation of 1% of the purchase price of the shares to the dealer from its own resources at the time of the initial rollover investment.

     For the period from November 1, 2000 through the close of business on October 31, 2002, the Distributor has committed to continue the trails on Fund shares sold prior to November 1, 2000 in accordance with the applicable annual fee rate based on the average daily net asset value of the shares held by a broker's investors, described below:

                 EQUITY FUNDS        FIXED INCOME FUNDS       MONEY MARKET FUNDS
                 ------------        ------------------       ------------------
CLASS A              0.40%                  0.35%                    0.35%
CLASS B*             0.40%                  0.40%                    0.40%
CLASS C*             1.00%                  1.00%                    1.00%

----------
* Beginning in month 13.

                                    TAXATION

     Each Fund intends to qualify and elect annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables),
U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

     As long as the Funds qualify as regulated investment companies for federal income tax purposes, each Fund, in computing its income subject to federal income tax, is entitled to deduct all dividends other than "preferential" dividends paid by it to shareholders during the taxable year. "Preferential" dividends are dividends other than dividends which have been distributed to shareholders pro rata without preference to any share of the Fund as compared with other shares of the same class and without preference to one class of shares as compared with another, except in accordance with the former's dividend rights as a class. The Funds believe that a multiple-class structure having all of the features of the multiple-class structure of each of the Funds would not result in dividends being treated as "preferential." The Funds' belief is not binding on the Internal Revenue Service (the "IRS"), no ruling has been obtained by the Funds from the IRS on the matter and there can be no guarantee that the IRS will agree with the Funds on this matter. The Funds' belief is based on the application of current federal income tax law and relevant authorities, and subsequent changes in federal tax law or judicial or administrative decisions or pronouncements may supercede or affect the Funds' conclusions. The Funds do not believe that a multiple-class structure having all of the features of the multiple-class structure of each of the Funds has been considered by the IRS in other rulings. If dividends declared and paid by a Fund on any class of shares were to be treated as "preferential," dividends paid by the Fund to shareholders on all classes of shares during the taxable year would become non-deductible. In this event, the Fund would not be treated as a regulated investment company and the Fund would be taxed on its net income, without any deductions for dividends paid to its shareholders. The resulting federal and state income tax liability, and any related interest and penalties, would be payable from and to the extent of such Fund's then available assets and ultimately would be borne by all current shareholders. The treatment of dividends declared and paid during the taxable year on any class of shares as preferential, and the resulting failure of a Fund to be treated as a regulated investment company, could have additional personal income tax consequences for shareholders of the Fund, including the taxation of distributions as ordinary income that otherwise would have been classified as net capital gains.

     Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31, of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations.

     Distributions of net long-term capital gains, if any, designated by the Funds as long-term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any unutilized capital loss remaining is lost as a deduction. For the fiscal year ended October 31, 2000, the Pilgrim Tax Efficient Equity Fund had capital loss carryforwards equal to $354,222, the Pilgrim High Yield Bond Fund had capital loss carryforwards equal to $1,720,039, the Pilgrim Intermediate Bond Fund had capital loss carryforwards equal to $978,085, the Pilgrim National Tax-Exempt Bond Fund had capital loss carryforwards equal to $102,700, and the Pilgrim Global Communications Fund had capital loss carryforwards equal to $5,873,328.

     Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which nevertheless generally will be taxable to them.

     Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders' hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

     Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

     The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisors in this regard.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should consult their own tax advisors in this regard.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisors in this regard.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country, and (b) the portion of the dividend which represents income derived from foreign sources.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

     The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

     The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

     PILGRIM NATIONAL TAX-EXEMPT BOND FUND AND PILGRIM NATIONAL TAX-EXEMPT MONEY MARKET FUND. These Funds intend to manage their respective portfolios so that each will be eligible to pay "exempt-interest dividends" to shareholders. The Funds will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of their respective total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that a Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes.

Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Funds will inform shareholders annually as to the portion of the distributions from the Fund which constitute except-interest dividends. In addition, for corporate shareholders of the Funds, exempt interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

     To the extent that a Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

                                OTHER INFORMATION

CAPITALIZATION

     The Trust is a Delaware business trust established under a Trust Instrument dated July 30, 1998 and currently consists of twelve separately managed portfolios, all of which are discussed in this SAI. Each portfolio other than ING Pilgrim Money Market Fund is comprised of three different classes of shares -- Class A shares, Class B shares, and Class C shares. ING Pilgrim Money Market Fund is comprised of four different classes of shares -- Class A shares, Class B shares, Class C shares and Class I shares.

     The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights, conversion rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rat share of the net assets of that Fund.

     In the event of a liquidation or dissolution of the Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

VOTING RIGHTS

     Under the Trust Instrument, the Funds are not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Funds will hold shareholders' meetings unless required by law or the Trust Instrument. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Funds. In addition, the Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Funds may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Funds. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

     The Funds' shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Fund, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Funds voting together in the aggregate without regard to a particular Fund.

PERFORMANCE INFORMATION

     The Funds may, from time to time, include their yields and average annual total returns in advertisements or reports to shareholders or prospective investors.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                        n
                                  P(l+T)  = ERV

     (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Current yields for each of the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation) over a particular seven-day period, less a pro rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for each Money Market Fund assumes that all dividends received during the base period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1) [(RAISED TO THE (365/7) POWER]] - 1.

The table below illustrates the current and effective yields of the ING Pilgrim Money Market Fund for the seven days ended October 31, 2000:

                                                      CURRENT       EFFECTIVE
     ING PILGRIM MONEY MARKET FUND                     YIELD          YIELD
     -----------------------------                     -----          -----
        Class A Shares                                 5.98%          6.15%
        Class B Shares                                 5.33%          5.48%
        Class C Shares                                 5.33%          5.48%
        Class I Shares                                 6.43%          6.64%

     Quotations of yield for the Funds which are not money market funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                         a-b     6
                            YIELD = 2[( ---- +1 ) -1]
                                         cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     The table below illustrates the yields of the Pilgrim Intermediate Bond Fund and the Pilgrim High Yield Bond Fund for the 30-day period ended October 31, 2000:

                                                      EFFECTIVE
                                                        YIELD
                                                        -----
     Pilgrim Intermediate Bond Fund
        Class A Shares                                  6.64%
        Class B Shares                                  5.85%
        Class C Shares                                  5.84%
     Pilgrim High Yield Bond Fund
        Class A Shares                                  9.87%
        Class B Shares                                  9.06%
        Class C Shares                                  9.04%

         Quotations of the tax-equivalent yield for the Pilgrim National Tax-Exempt Money Market Fund and the Pilgrim National Tax-Exempt Bond Fund will be calculated according to the following formula:

         TAX EQUIVALENT YIELD =    E
                                  ---
                                  1-p

         E = Tax-Exempt yield
         p = stated income tax rate

     Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     The Funds may also calculate performance using any other historical measure of performance (not subject to any prescribed method of computation) if the measurement reflects all elements of return. If used, such performance measurements will disclose the length of and the last day in the base period used in calculating the quotation, a description of the method by which the performance data is calculated, and the income tax rate used in the calculation, if applicable.

     In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         The Funds may from time to time include in advertisements, sales literature, communications to shareholders and other materials, comparisons of its total return to the return of other mutual funds with similar investment objectives, broadly-based market indices, other investment alternatives, rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the funds may be compared to data prepared by Lipper Analytical

Services, Inc., Morningstar, Inc., the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 or, in the case of the Money Market Funds, IBC Financial Data, Inc. Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund performance rating service that rates mutual funds on the basis of risk-adjusted performance. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from editorials or articles about the Funds or the Funds' managers.

     The Funds may also publish rankings or ratings of the managers. Materials may include a list of representative clients of the Funds' investment advisers and may contain information regarding the background, expertise, etc. of the Funds' investment advisers or portfolio managers. The distributor may provide information that discusses the managers' philosophy, investment strategy, investment process, security selection criteria and screening methodologies.

     In addition, the Funds may also include in materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund) as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. Material may also contain fund holdings, sector allocations, asset allocations, credit ratings, and regional allocations. Material may refer to various fund identifiers such as the CUSIP numbers or NASDAQ symbols.

     The average annual total returns, including sales charges, for each class of shares of each Fund for the one-year period ended December 31, 2000, if applicable, and for classes that have not been in operation for one year, the average annual total return from for the period from commencement of operations to December 31, 2000, is as follows:

                                                           SINCE       INCEPTION
                                             1 YEAR      INCEPTION        DATE
                                             ------      ---------     ---------
PILGRIM EUROPEAN EQUITY FUND
  Class A                                    -12.88%        4.42%       12/15/98
  Class B                                    -12.66%        4.88%       12/15/98
  Class C                                     -9.51%        6.53%       12/15/98

PILGRIM TAX EFFICIENT EQUITY FUND
  Class A                                    -13.52%        4.96%       12/15/98
  Class B                                    -13.41%        5.71%       12/15/98
  Class C                                     -9.86%        7.36%       12/15/98

PILGRIM GLOBAL INFORMATION TECHNOLOGY FUND
  Class A                                    -33.10%       34.58%       12/15/98
  Class B                                    -31.94%       36.24%       12/15/98
  Class C                                    -30.00%       37.62%       12/15/98

PILGRIM GLOBAL COMMUNICATIONS FUND
  Class A                                       N/A          N/A          3/1/00
  Class B                                       N/A          N/A          3/1/00
  Class C                                       N/A          N/A          3/1/00

                                                           SINCE       INCEPTION
                                             1 YEAR      INCEPTION        DATE
                                             ------      ---------     ---------
PILGRIM GLOBAL REAL ESTATE FUND
  Class A                                       N/A          N/A             N/A
  Class B                                       N/A          N/A             N/A
  Class C                                       N/A          N/A             N/A

PILGRIM INTERNET FUND
  Class A                                    -70.93%      -22.49%         7/1/99
  Class B                                    -70.56%      -21.60%         7/1/99
  Class C                                    -69.66%      -19.99%         7/1/99

PILGRIM INTERNET FUND II
  Class A                                       N/A          N/A             N/A
  Class B                                       N/A          N/A             N/A
  Class C                                       N/A          N/A             N/A

PILGRIM INTERMEDIATE BOND FUND
  Class A                                      6.24%        2.49%       12/15/98
  Class B                                      5.86%        2.37%       12/15/98
  Class C                                      9.98%        4.28%       12/15/98
PILGRIM HIGH YIELD BOND FUND
  Class A                                     -4.34%        2.06%       12/15/98
  Class B                                     -4.98%        1.76%       12/15/98
  Class C                                     -1.22%        3.76%       12/15/98

PILGRIM NATIONAL TAX-EXEMPT
BOND FUND
  Class A                                      7.44%        4.28%        11/8/99
  Class B                                      6.91%        4.41%        11/8/99
  Class C                                     10.88%        7.93%        11/8/99

ING PILGRIM MONEY MARKET FUND
  Class A                                      5.88%        5.23%       12/15/98
  Class B                                      0.24%        2.66%       12/15/98
  Class C                                      4.21%        4.53%       12/15/98
  Class I                                      6.34%        6.19%       10/13/99

PILGRIM NATIONAL TAX-EXEMPT MONEY MARKET FUND
  Class A                                       N/A          N/A             N/A
  Class B                                       N/A          N/A             N/A
  Class C                                       N/A          N/A             N/A


Principal Holders of Fund Shares

     As of January 31, 2001, ING America Insurance Holdings, Inc. owned of record more that 25% of the shares of each Fund, except Pilgrim Global Information Technology Fund, Pilgrim Internet Fund and ING Pilgrim Money Market Fund, and thus may be deemed to control the Funds. ING America Insurance Holdings, Inc. is a corporation organized under the laws of the state of Delaware. Generally, a shareholder holding more than 50% of a Fund's shares would be able to cast the deciding vote on any proposal submitted to shareholders.

     To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Funds' equity securities as of January 31, 2001, and the percentage of the outstanding shares held by such holders are set forth in the table below.

                                                             CLASS AND TYPE
FUND                ADDRESS                                   OF OWNERSHIP     % OF CLASS    % OF FUND
----                -------                                   ------------     ----------    ---------
ING European        ING America Insurance Holdings Inc       Class A Record      78.02%        73.40%
Equity Fund         Investment Accounts                          Holder
                    Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

ING European        Janet Klipstein                          Class C Record      12.56%         0.05%
Equity Fund         201 Countryview Dr                           Holder
                    Youngsville, LA 70592

ING European        First Clearing Corp FBO                      Class C         11.11%         0.05%
Equity Fund         Acct #7025-7775                            Beneficial
                    Stanley & Mary Rose                           Owner
                    3425 Cabrito Drive
                    El Dorado Hills, CA 95762

ING Global          ING America Insurance Holdings Inc       Class A Record      17.30%         9.09%
Communications      Investment Accounts                          Holder
Fund                Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

ING Global          ING America Insurance Holdings Inc       Class A Record      30.23%        17.10%
Information         Investment Accounts                          Holder
Technology Fund     Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

ING High Yield      ING America Insurance Holdings Inc       Class A Record      78.69%        66.22%
Bond Fund           Investment Accounts                          Holder
                    Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

                                                             CLASS AND TYPE
FUND                ADDRESS                                   OF OWNERSHIP     % OF CLASS    % OF FUND
----                -------                                   ------------     ----------    ---------
ING High Yield      Margaret Engstrom Ttee                   Class B Record       7.43%         0.90%
Bond Fund           Frederick Engstrom Rev Liv Trust             Holder
                    170 Brentwood Dr
                    Dearborn, MI 48124

ING High Yield      First Trust Corp Ttee FBO                    Class C          6.28%         0.24%
Bond                Natasha Bennett                            Beneficial
Fund                PO Box 173301                                 Owner
                    Denver, CO 80217

ING High Yield      State Street Bank & Trust Co Cust FBO        Class C          9.43%         0.36%
Bond                Robert Wysocki IRA                         Beneficial
Fund                741 Sligh Blvd NE                             Owner
                    Grand Rapids, MI 49505

ING Intermediate    ING America Insurance Holdings Inc       Class A Record      82.42%        63.32%
Bond Fund           Investment Accounts                          Holder
                    Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

ING Intermediate    Raymond James & Assoc Inc FBO                Class B          7.48%         0.45%
Bond Fund           Michael & Deborah Spaulding JTWROS         Beneficial
                    401 Park Meadow Court                         Owner
                    Beech Grove, IN 46107

ING Intermediate    Tribal Government                        Class C Record       7.72%         1.33%
Bond Fund           Forest County Potawatomi                     Holder
                    PO Box 340
                    Crandon, WI 54520

ING Intermediate    Tribal Government                        Class C Record      79.59%        13.70%
Bond Fund           Forest County Potawatomi Children            Holder
                    PO Box 340
                    Crandon, WI 54520

ING Money Market    Legg Mason Wood Walker Inc FBO               Class B          5.89%         0.03%
Fund                Acct#413-70459-12                          Beneficial
                    PO Box 1476                                   Owner
                    Baltimore, MD 21203

ING Pilgrim Money   Legg Mason Wood Walker Inc FBO               Class B          5.89%         0.03%
Market Fund         Acct#413-05721-10                          Beneficial
                    PO Box 1476                                   Owner
                    Baltimore, MD 21203

                                                             CLASS AND TYPE
FUND                ADDRESS                                   OF OWNERSHIP     % OF CLASS    % OF FUND
----                -------                                   ------------     ----------    ---------
ING Pilgrim Money   Legg Mason Wood Walker Inc FBO               Class B          5.47%         0.03%
Market Fund         Acct#413-71315-14                          Beneficial
                    PO Box 1476                                   Owner
                    Baltimore, MD 21203

ING Pilgrim Money   Legg Mason Wood Walker Inc FBO               Class B          5.47%         0.03%
Market Fund         Acct#413-70943-16                          Beneficial
                    PO Box 1476                                   Owner
                    Baltimore, MD 21203

ING Pilgrim Money   First Clearing Corp FBO                      Class B          6.90%         0.04%
Market Fund         Acct #3216-9858, James Godwin              Beneficial
                    10 Dunham Ln                                  Owner
                    Houston, TX 77024

ING Pilgrim Money   Pineview Mobile Home 401k Plan           Class C Record      22.17%         0.08%
Market Fund         PO Box 319                                   Holder
                    Waterville, ME

ING Pilgrim Money   Strawser Inc 401k Savings                Class C Record       8.22%         0.03%
Market Fund         & Retirement Plan                            Holder
                    1595 Frank Rd
                    Columbus, OH 43223

ING Pilgrim Money   Louis Bluver                             Class C Record      10.78%         0.04%
Market Fund         1901 Walnut St, Ste 19A                      Holder
                    The Rittenhouse Plaza
                    Philadelphia, PA 19103

ING Pilgrim Money   Alexander David Begin                    Class C Record      10.78%         0.04%
Market Fund         4055 Willoway Pl                             Holder
                    Bloomfield Hills, MI 48302

ING Pilgrim Money   J Michael & Carmen Grimley JTWROS        Class C Record       5.33%         0.02%
Market Fund         2548 Royal Palm Way                          Holder
                    Weston, FL 33327

ING Pilgrim Money   Alan Paul Rosefielde                     Class C Record       8.10%         0.03%
Market Fund         & Judi Sari Rosefielde JTWROS                Holder
                    2135 Lake Ave
                    Miami Beach, FL 33140

ING Pilgrim Money   Diane Gail Begin                         Class C Record      10.78%         0.04%
Market Fund         4055 Willoway Pl                             Holder
                    Bloomfield Hills, MI 48302

ING Pilgrim Money   ING Investment Management LLC FBO        Class I Record     100.00%         2.09%
Market Fund         Comerical Mortgage Escrow Fnds               Holder
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

                                                             CLASS AND TYPE
FUND                ADDRESS                                   OF OWNERSHIP     % OF CLASS    % OF FUND
----                -------                                   ------------     ----------    ---------
Pilgrim National    ING America Insurance Holdings Inc       Class A Record      84.21%        81.00%
Tax Exempt Bond     Investment Accounts                          Holder
Fund                Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

Pilgrim National    Estelle Simmons Rev Trust                Class B Record      27.78%         0.58%
Tax Exempt Bond     Rt 3 Box 227                                 Holder
Fund                Okemah, OK 74859

Pilgrim National    Ron & Kim Vansessen Ten Comm             Class C Record       5.73%         0.10%
Tax Exempt Bond     2402 Old Oak Dr                              Holder
Fund                Valparaiso, IN 46385

Pilgrim National    First Clearing Corp FBO                      Class C          9.29%         0.16%
Tax Exempt Bond     Acct #1900-0625, Jessie Lee Cain           Beneficial
Fund                107 Willowend Drive                           Owner
                    Houston, TX 77024

Pilgrim National    Edwin Donald Broderick Jr &              Class C Record      46.53%         0.81%
Tax Exempt Bond     Regina Marie Broderick JTWROS                Holder
Fund                1936 Chippewa Dr
                    Wheaton, IL 60187

Pilgrim National    J Michael & Carmen Grimley JTWROS        Class C Record      17.29%         0.30%
Tax Exempt Bond     2548 Royal Palm Way                          Holder
Fund                Weston, FL 33327

Pilgrim Tax         ING America Insurance Holdings Inc       Class A Record      66.16%        51.33%
Efficient Fund      Investment Accounts                          Holder
                    Attn: David Pendergrass
                    5780 Powers Ferry Rd NW
                    Atlanta, GA 30327

     To the knowledge of management, as of December, 2001, the officers and Trustees of the Trust owned collectively, less than 1% of the shares of each Fund.

CODE OF ETHICS

         The Manager and the Sub-Advisers have each adopted a Code of Ethics which prohibits its affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The Manager and the Sub-Advisers maintain careful monitoring of compliance with their Codes of Ethics.

TRANSFER AGENT AND FUND ACCOUNTANT

     DST Systems, Inc. ("DST") has been retained to act as the Funds' transfer agent and State Street Bank and Trust Company ("State Street") has been retained to act as the Funds' fund accounting agent. DST is located at 330 W. 9th Street, Kansas City, Missouri 64105, and State Street is located at 225 Franklin Street, Boston, MA 02110. For their services as transfer agent and fund accounting agent, DST and State Street, respectively, receive a fee from the Funds.

CUSTODIAN

     Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109 acts as custodian of the assets of the Pilgrim European Equity Fund, the Pilgrim Global Information Technology Fund, the Pilgrim Global Communications Fund and the Pilgrim Global Real Estate Fund. State Street Bank and Trust Company ("State Street"), 801 Pennsylvania Street, Kansas City, MO 64105, acts as custodian of the assets of each of the other Funds. Pursuant to the Custodian Agreements, Brown Brothers and State Street are responsible for holding each Fund's cash and portfolio securities. Brown Brothers and State Street may enter into sub-custodian agreements with certain qualified banks.

INDEPENDENT AUDITORS

     Ernst & Young LLP ("Ernst & Young) serves as the independent auditors for the Funds. Ernst & Young provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Ernst & Young's address is 787 Seventh Avenue, New York, NY 10019.

                              FINANCIAL STATEMENTS

     The Annual Report, including the audited financial statements and the notes thereto, for the Pilgrim European Equity Fund, Pilgrim Tax Efficient Equity Fund, Pilgrim Global Information Technology Fund, Pilgrim Internet Fund, Pilgrim Intermediate Bond Fund, Pilgrim High Yield Bond Fund, ING Pilgrim Money Market Fund, and Pilgrim National Tax-Exempt Bond Fund appearing in the most current Annual Report to Shareholders of the Trust are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Trust's independent auditors, Ernst & Young, whose report thereon dated December 5, 2000, is also incorporated by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning the Trust at 1-800-992-0180.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa--judged to be the best quality and they carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally know as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. This group is the lowest which qualifies for investment grade. Other Moody's bond descriptions include:
Ba--judged to have speculative elements, their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--speculative in a high degree, often in default; C--lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA--highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A--regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for investment grade. BB, B, CCC, CC--predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND  OBLIGATIONS  AND TAX-EXEMPT  COMMERCIAL
PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

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